UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 16, 2007

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 –	AMENDMENTS TO REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

On January 16, 2007, Tyson Foods, Inc. (the “Company”) announced the effectiveness and release of its updated and revised Code of Conduct (the “Code”). The Code, which applies to all directors, Team Members, divisions and subsidiaries of the Company, includes new policies and revisions to existing policies. A copy of the Code is attached hereto as Exhibit 14.1 and is also available on the Company’s website at http://ir.tyson.com.

ITEM 9.01 –	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

14.1	Tyson Foods, Inc. Code of Conduct

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.
Date: January 17, 2007	By:	/s/ R. Read Hudson
	Name:	R. Read Hudson
	Title:	Vice President, Associate General Counsel and Secretary

Tyson Foods, Inc.

Current Report On Form 8-K

Dated January 17, 2007

EXHIBIT INDEX

Exhibit Number	Description
14.1	Tyson Foods, Inc. Code of Conduct